Exhibit 32.1

CERTIFICATION

I, Al Kraus, Chief Executive Officer of MedaSorb Technologies Corporation (the “Company”), hereby certify, pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(i) The Company’s accompanying Quarterly Report on Form 10-QSB for the three months ended September 30, 2007 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Al Kraus
Al Kraus
Chief Executive Officer
Dated: November 15, 2007